Exhibit 4.2

HSBC HOLDINGS PLC

and

THE BANK OF NEW YORK

SUPPLEMENTAL INDENTURE

Dated as of December 3, 2004

7.35 % Subordinated Notes due 2032

SUPPLEMENTAL INDENTURE, dated as of December 3, 2004 (the “Supplemental Indenture”), between HSBC Holdings plc, a public limited company organized under the laws of England and Wales (the “Company”) and The Bank of New York (the “Trustee”), as Trustee.

WHEREAS the Company and the Trustee have executed and delivered an Indenture dated as of December 10, 2002 (the “Indenture”);

WHEREAS Section 9.01 of the Indenture provides that the Company, without the consent of any Holders of Debt Securities, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental thereto, in form satisfactory to the Trustee to establish the form or terms of Debt Securities of any series as permitted by Section 2.01 and Section 3.01 of the said Indenture;

WHEREAS the Company has offered to exchange any and all existing 7.35% Notes due 2032 of Household Finance Corporation (the “Household Notes”) for the Company’s 7.35% Subordinated Notes due 2032 (the “Notes”) in an exchange offer (the “Exchange Offer”) under the terms and conditions set forth in the offering memorandum dated October 27, 2004 (the “Offering Memorandum”);

WHEREAS the Company, upon completion of the Exchange Offer, will issue the Notes to tendering holders of the Household Notes in exchange for the Household Notes;

WHEREAS all acts and things necessary to issue the Notes and to make this Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, have been done;

NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes issued hereunder.

ARTICLE I
DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.1 Definitions.

     “Agent” means any Registrar, Paying Agent, authenticating agent or co-registrar.

     “Book-Entry Depositary” means the depositary designated by the Company in the Deposit Agreement until a successor depositary shall have become such pursuant to applicable provisions of the Deposit Agreement, and thereafter “Book-Entry Depositary” shall mean such successor depositary.

     “Book-Entry Interests” means interests maintained in book-entry form in the Certificateless Depositary Interests.

     “Certificateless Depositary Interests” or “CDIs” means the certificateless depositary interest, issued by the Book-Entry Depositary to DTC or its nominee pursuant to the Deposit Agreement, that represents a 100% interest in a Global Note issued under this Supplemental Indenture.

     “Closing Date” means the date on which the Notes are originally issued under this Supplemental Indenture.

     “Definitive Registered Security” means any Note registered in the Registrar’s books, substantially in the form attached hereto as Exhibit C. For purposes of the Indenture, the Definitive Registered Security is a Registered Security.

     “Deposit Agreement” means the Book-Entry Deposit Agreement dated the date of this Supplemental Indenture among the Company, HSBC Bank USA, National Association and the holders and beneficial owners referred to therein.

     “DTC” means The Depository Trust Company or its nominee.

     “Exchange Notes” means any securities of the Company containing terms identical to the Notes (except that such Exchange Notes shall be registered under the Securities Act) that are issued and exchanged for the Notes pursuant to the Registration Rights Agreement and this Indenture.

     “Global Notes” means the Rule 144A Global Notes, the Regulation S Global Notes and the Unrestricted Global Notes, collectively. For purposes of the Indenture, the Global Notes are Permanent Global Securities.

     “Initial Global Notes” means the Rule 144A Global Note and the Regulation S Global Note.

     “Non-U.S. Person” means a person who is not a “U.S. person” as defined under Regulation S.

     “Notes” means the 7.35 % Subordinated Notes due 2032 of the Company denominated in U.S. dollars issued, authenticated and delivered under the Indenture as supplemented by this Supplemental Indenture and as amended or supplemented from time to time pursuant to the terms of the Indenture and includes any Exchange Notes to be issued and exchanged for Notes pursuant to the Registration Rights Agreement and the Indenture.

     “Participant” means, with respect to DTC, a Person who has an account with DTC.

     “Private Placement Legend” means the legend initially set forth on the Notes in the form set forth in Section 2.2.

     “QIB” means a “qualified institutional buyer” as defined under Rule 144A.

     “Registered Exchange Offer” has the meaning set forth in Section 3.1.

     “Registration Rights Agreement” has the meaning set forth in Section 4.1.

     “Registration Statement” means the Registration Statement as defined in the Registration Rights Agreement.

     “Regulation S” means Regulation S under the Securities Act.

     “Regulation S Definitive Registered Security” means a Definitive Registered Security issued in respect of an interest in a Regulation S Global Note.

     “Regulation S Global Note” means the bearer global Note or Notes without coupons, substantially in the form of Exhibit B attached hereto and deposited with the Book-Entry Depository, which will represent all of the Notes sold outside of the United States unless or until Definitive Registered Securities are issued in respect of all or any Notes represented by the Regulation S Global Note in which case the “Regulation S Global Note” will represent all those Notes which are not from time to time evidenced by Regulation S Definitive Registered Securities.

     “Rule 144A” means Rule 144A under the Securities Act.

     “Rule 144A Definitive Registered Security” means a Definitive Registered Security issued in respect of an interest in a Rule 144A Global Note.

     “Rule 144A Global Note” means the bearer global Note or Notes without coupons, substantially in the form of Exhibit A attached hereto and deposited with the Book-Entry Depositary, which will represent all of the Notes sold in the United States, unless or until Definitive Registered Securities are issued in respect of all or any Notes represented by the Rule 144A Global Note in which case the “Rule 144A Global Note” will represent all those Notes which are not from time to time evidenced by Rule 144A Definitive Registered Securities.

     “Securities Act” means the Securities Act of 1933, as amended.

     “Unrestricted Global Note” means any Global Note that does not and is not required to bear the Private Placement Legend.

     SECTION 1.2 Rules of Construction. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Indenture. In this Supplemental Indenture, unless the context otherwise requires:

(a)	a term has the meaning assigned to it;

(b)	“or” is not exclusive;

(c)	words in the singular include the plural, and words in the plural include the singular;

(d)	“herein,” “hereof” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other Subsection;

(e)	The symbol “$” refers to United States dollars, or such other money of the United States that at the time of payment is legal tender for payment of public and private debts.

ARTICLE II
THE NOTES

     SECTION 2.1 Form and Dating. The Notes and the Trustee’s certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A, in the case of the Rule 144A Global Note, Exhibit B, in the case of the Regulation S Global Note, Exhibit C, in the case of a Definitive Registered Security, and Exhibit D in the case of an Unrestricted Global Note with such appropriate insertions, omissions, substitutions and other variations as are permitted or required by the Indenture. Each such Exhibit is annexed hereto and is hereby incorporated in and expressly made a part of this Supplemental Indenture. The Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Each of the Rule 144A Global Note and the Regulation S Global Note shall be dated the Closing Date. Each Definitive Registered Security and each Unrestricted Global Note shall be dated the date of its authentication. To the extent applicable, the Company and the Trustee, by their execution of this Supplemental Indenture, expressly agree to the terms and conditions of the Notes set forth in Exhibits A, B, C and D hereof and to be bound thereby.

     Notes initially offered and issued to QIBs shall be issued in the form of one or more permanent global securities in bearer form, substantially in the form set forth in Exhibit A hereto (a “Rule 144A Global Note”), duly executed by the Company and authenticated by the Trustee as hereinafter provided and deposited with the Book-Entry Depositary for the benefit of DTC and its Participants in accordance with the provisions of the Deposit Agreement.

     Notes issued to non-U.S. investors outside of the United States shall be issued in the form of one or more permanent global certificates in bearer form, substantially in the form set forth in Exhibit B hereto (a “Regulation S Global Note”), duly executed by the Company and authenticated by the Trustee as hereinafter provided and deposited with the Book-Entry Depositary for the benefit of DTC and its Participants in accordance with the provisions of the Deposit Agreement.

     The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Book-Entry Depositary in accordance with instructions given by DTC in accordance with the terms of the Deposit Agreement.

     Definitive Registered Securities may be issued from time to time in accordance with the provisions of the Indenture, in the form of Exhibit C hereto.

     SECTION 2.2. Restrictive Legends. Unless and until a Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the Rule 144A Global Notes and Rule 144A Definitive Registered Securities shall bear the legend set forth below on the face thereof and (ii) until at least the 41st day after the Closing Date, the Regulation S Global Notes and the Regulation S Definitive Registered Securities shall bear the legend set forth below on the face thereof.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

     Each Global Note shall also bear the following legend on the face thereof:

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO A SUCCESSOR BOOK-ENTRY DEPOSITARY AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.7 OF THE SUPPLEMENTAL INDENTURE.

     SECTION 2.3 Execution and Authentication. The Notes originally issued hereunder and any additional Notes issued hereunder shall be treated as a single class of securities for all purposes under the Indenture. The Global Notes shall be issuable only in bearer form and the Definitive Registered Securities shall be issuable only in registered form. The Notes shall be issued without coupons and only in denominations of $1,000 principal amount or any integral multiple thereof.

     SECTION 2.4 Holders to Be Treated as Owners. Notwithstanding Section 3.08 of the Indenture, nothing therein or herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Book-Entry Depositary or impair, as between DTC and its Participants, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Note. Each person owning an interest in CDIs must rely on the procedures of the Book-Entry Depositary and DTC and on the procedures of the DTC Participant through which such person owns its interest to exercise any rights and obligations of a holder under the Indenture or the Deposit Agreement.

     SECTION 2.5 Transfer and Exchange.

     (a) Definitive Registered Securities issued upon any exchange of beneficial interests in the Rule 144A Global Note or the Regulations S Global Note pursuant to Section 3.05 of the Indenture shall bear the legends set forth in Section 2.2 hereof and shall be subject to all restrictions on transfer contained therein to the same extent as the Global Note so exchanged.

     (b) Upon the occurrence of the Registered Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and upon receipt of an authentication order in accordance with Section 3.03 of the Indenture, the Trustee (or its agent in accordance with the said Section 3.03) shall authenticate one or more Unrestricted Global Notes in the form of Exhibit D hereto in an aggregate principal amount equal to the principal amount of the Book-Entry Interests tendered for acceptance by persons participating therein. The same Unrestricted Global Note may represent interests in the Notes formerly represented by the Rule 144A Global Notes and those represented by the Regulation S Global Notes. Such Unrestricted Global Notes shall have a single ISIN and Common Code number. Concurrently with the issuance of any such Global Note, the Trustee shall cause the aggregate principal amount of the applicable Initial Global Note to be reduced accordingly and direct the Book-Entry Depositary to make a corresponding reduction in its book-entry system in respect of the Certificateless Depositary Interest.

     SECTION 2.6 Book-Entry Provisions for Global Notes (a) The Global Notes initially shall be delivered to the Book-Entry Depositary and the Rule 144A Global Note and the Regulation S Global Note shall bear legends as set forth in Section 2.2.

     (b) Transfers of any Global Note shall be limited to transfers of such Global Note in whole, but not in part, and shall be made only as permitted under the Deposit Agreement. Transfers of interests from one Global Note to another Global Note shall be effected by an increase or a reduction in the aggregate principal amount of Notes represented by the first Global Note and the corresponding reduction or increase in the aggregate principal amount of Notes represented by the other Global Note. Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures or conditions applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

     (c) The Holder of a Global Note may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

     SECTION 2.7 Special Transfer Provisions. Unless and until a Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

     (a) Transfers to QIBs. The following provisions shall apply with respect to any proposed transfer of a Note to a QIB (excluding Non-U.S. Persons):

     (i) If the Note to be transferred is (A) either a Rule 144A Definitive Registered Security or Regulation S Definitive Registered Security prior to the removal of the Private Placement Legend, the transferor must advise the Company and the Trustee in writing that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirement of Rule 144A or (B) an interest in a Rule 144A Global Note, the transfer of such interest may be effected only through the book-entry system maintained by DTC.

     (ii) If the proposed transferee is a Participant and the Note to be transferred consists of Rule 144A Definitive Registered Securities, upon receipt by the Trustee of the documents referred to in paragraph (i) above and instructions given in accordance with the procedures of DTC and the Book-Entry Depositary, the Book-Entry Depositary shall reflect on its books and records the date and an increase in the principal amount of Rule 144A Global Notes in an amount equal to the principal amount of the Rule 144A Definitive Registered Securities to be transferred, and the Trustee shall cancel the Rule 144A Definitive Registered Securities so transferred.

     (b) Transfers of Interests in the Regulation S Global Notes or Regulation S Definitive Registered Securities. The following provisions shall apply with respect to any transfer of interests in Regulation S Global Notes or Regulation S Definitive Registered Securities:

     (i) prior to the removal of the Private Placement Legend from the Regulation S Global Notes or Regulation S Definitive Registered Securities pursuant to Section 2.2,

     (A) if such transfer is made to Non-U.S. Person, such transfer must comply with paragraph (c) of this Section 2.7, and

     (B) if such transfer is made to QIBs, the transferor must advise the Company and the Trustee in writing that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirement of Rule 144A and, if such transfer involves an interest in a Rule 144A Global Note, the transfer of such interest may be effected only through the book-entry system maintained by DTC, and

     (ii) after such removal of the Private Placement Legend, transfers of any such Note may be made without provision of any additional certification.

     (c) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Note to a Non-U.S. Person:

     (i) any proposed transfer to any Non-U.S. Person of a Rule 144A Definitive Registered Security or an interest in a Rule 144A Global Note may be made upon receipt by the Trustee of a certificate substantially in the form of Exhibit E hereto from the proposed transferor.

     (ii) (a) If the proposed transferor is a Participant holding a beneficial interest in a Rule 144A Global Note, upon receipt by the Trustee of (A) the documents, if any, required by paragraph (i) and (B) instructions in accordance with the procedures of DTC and the Book-Entry Depositary, the Book-Entry Depositary shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Notes in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Notes to be transferred, and (b) if the proposed transferee is a Participant, upon receipt by the Book-Entry Depositary of instructions given in accordance with the procedures of DTC and the Book-Entry Depositary, the Book-Entry Depositary shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Notes in an amount equal to the principal amount of the Rule 144A Definitive Registered Security or the Rule 144A Global Notes, as the case may be, to be transferred, and the Trustee shall cancel the Definitive Registered Security, if any, so transferred or decrease the amount of the Rule 144A Global Notes.

     (d) Transfers between Unrestricted Global Notes. The following restrictions shall apply with respect to transfers between Unrestricted Global Notes:

     (i) If the proposed transferor is a Participant holding a beneficial interest in an Unrestricted Global Note, upon receipt by the Trustee of instructions in accordance with the procedures of DTC and the Book-Entry Depositary, the Book-Entry Depositary shall reflect on its books and records the date and a decrease in the principal amount of the Unrestricted Global Note in which such transferor has a beneficial interest in an amount equal to the principal amount of the beneficial interest in such Unrestricted Global Note to be transferred, and (ii) if the proposed transferee is a Participant, upon receipt by the Book-Entry Depositary of instructions given in accordance with the procedures of DTC and the Book-Entry Depositary, the Book-Entry Depositary shall reflect on its books and records the date and an increase in the principal amount of the Unrestricted Global Note in which the transferee holds a beneficial interest in an amount equal to the principal amount of the beneficial interest in the other Unrestricted Global Note to be transferred, and the Trustee shall decrease the amount of the Unrestricted Global Note in which the transferor had a beneficial interest.

     (e) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Trustee shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Trustee shall deliver only Notes that bear the Private Placement Legend unless (i) the Private Placement Legend is no longer required by Section 2.2, or (ii) if the time period referred to in Rule 144(k) has expired and there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (f) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Trustee, the Book-Entry Depositary or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may conclusively rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     The Trustee shall retain copies of all letters, notices and other written communications received pursuant to Section 2.6 or this Section 2.7 in accordance with its customary record retention procedures. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

ARTICLE III
MISCELLANEOUS

     SECTION 3.1 Execution as Supplemental Indenture. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture shall form a part of the Indenture. This Supplemental Indenture, however, establishes the form and terms of the Notes only and shall not be construed to have any effect on Debt Securities of any other series issued under the Indenture, or to have any effect on the Indenture as it relates to Debt Securities of any other series, in each case except as explicitly provided herein. All terms of the Indenture, as supplemented and amended by this Supplemental Indenture or otherwise, apply to the Notes issued hereunder.

     SECTION 4.2 Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 4.3 Conflicts. In the event of a conflict between the terms and conditions of the Indenture and the terms and conditions of this Supplemental Indenture, the terms and conditions of this Supplemental Indenture shall prevail.

     SECTION 4.4 Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 4.5 Headings. The descriptive headings of the several Articles of this Supplemental Indenture were formulated, used and inserted in this Supplemental Indenture for convenience only and shall not be deemed to affect the construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

HSBC HOLDINGS PLC as Issuer
By	/s/

By	/s/

The Bank of New York as Trustee
By	/s/

HSBC Bank USA, National Association as Paying Agent
By	/s/

HSBC Bank USA, National Association as Registrar
By	/s/

HSBC Bank USA, National Association as Book-Entry Depositary
By	/s/

Attest:

EXHIBIT A

[APPLICABLE LEGENDS]

FORM OF RULE 144A GLOBAL NOTE

HSBC Holdings plc

U.S.$222,042,000
7.35% SUBORDINATED NOTES
DUE NOVEMBER 27, 2032
CUSIP Number:	404280AC3
ISIN:	US404280AC35
Common Code:	020657642

     This is a Global Note in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer”, which term includes any successor Person under the 7.35% Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of up to U.S.$222,042,000.

     The Issuer, for value received, hereby promises to pay the Holder of this Global Note on November 27, 2032 or on such earlier date as this Global Note may be redeemed (“Maturity”), the principal amount hereof and to pay interest on the said principal amount from November 27, 2004 or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on May 27 and November 27 in each year (each such date, an “Interest Payment Date”), commencing May 27, 2005, at the rate of 7.35% per annum, until the principal amount hereof is paid or made available for payment; provided that, if, in accordance with the terms of the Registration Rights Agreement, neither an Exchange Offer Registration Statement nor a Shelf Registration Statement is filed with the Commission before December 3, 2005,or neither an Registered Exchange Offer is consummated nor the Shelf Registration Statement is declared effective by the Commission before December 23, 2005, the annual interest rate borne by the Notes shall be increased by 0.5% from the rate shown on the face of the Notes from and including the date on which any such registration default shall occur to but excluding the date on which all registration defaults have been cured; provided further that, if the Issuer does not pay any installment of interest on the pertinent Interest Payment Date or all or any part of principal at Maturity, the obligation to make such payment and such Interest Payment Date or Maturity, as the case may be, shall be deferred until (i) in the case of a payment of interest, the date upon which a dividend is paid on any class of share capital of the Issuer and (ii) in the case of a payment of principal, the first Business Day after the date that falls six months after the original Maturity. Failure by the Issuer to make any such payment prior to such deferred Interest Payment Date or Maturity shall not constitute a default by the Issuer or otherwise allow any Holder to sue the Issuer for such payment or to take any other action. Each payment so deferred will accrue interest at the rate of 7.35% per annum. Any payment so deferred shall not be treated as due for any purpose (including, without limitation for the purposes of ascertaining whether or not a Default has occurred) until the deferred Interest Payment Date or Maturity as the case may be.

     Payment of interest, if any, in respect of this Global Note may be made by check, or by wire transfer or transfer by any other means to an account designated in writing by the Holder of this Global Note to the Paying Agent.

     All amounts of principal of and interest and related deferred payments on this Global Note will be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by law by the Taxing Jurisdiction, the Issuer will pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of this Global Note, after such deduction or withholding, shall equal the respective amounts of principal and interest, which would have been payable in respect of this Global Note had no such deduction or withholding been required; provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder of or the owner of a beneficial interest in this Global Note is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in the United Kingdom or any political subdivision thereof or therein or otherwise has some connection or former connection with the United Kingdom or any political subdivision thereof or therein other than the holding or ownership of the Global Note, or the collection of any payment of (or in respect of) principal of and interest and related deferred payments on or the enforcement of, any Global Note, (ii) the Global Note or other means of payment of interest or related deferred payment in respect of this Global Note is presented for payment in the United Kingdom, (iii) the Global Note or other means of payment of interest or related deferred payment in respect of this Global Note is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period, (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on any interest or related deferred payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 on the taxation of saving income, or any law implementing or complying with, or introduced in order to conform to, such Directive, (v) presentation for payment of this Global Note was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding, (vi) there was a failure to comply by the Holder or the beneficial owner of this Global Note or the beneficial owner of any payment on this Global Note with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge, (vii) such tax, levy, impost, duty, charge, fee,

2

deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items.

     Whenever in this Global Note there is mentioned, in any context, the payment of any principal of or interest on this Global Note, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Upon any exchange of a part of this Global Note for Definitive Registered Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Book-Entry Depositary on the Schedule hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged.

     Reference is hereby made to the further provisions of this Global Note set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Note shall be not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc
By

Dated: December 3, 2004

3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

               This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York as Trustee
By:
Authorized Signatory

4

REVERSE OF RULE 144A GLOBAL NOTE

U.S.$222,042,000
7.35% SUBORDINATED NOTES
DUE November 27, 2032

     This Global Note is one of a duly authorized issue of debt securities (“Debt Securities”) issued and to be issued in one or more series under and governed by an Indenture dated as of December 10, 2002, between the Issuer and The Bank of New York, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), (the “Base Indenture”), as supplemented by a Supplemental Indenture dated as of December 3, 2004, between the Issuer and the Trustee, (the “Supplemental Indenture”; and together with the Base Indenture, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

     The rights of Holders of the Debt Securities will, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

     Under the terms of the Indenture, the Debt Securities of any series (i) are redeemable, as a whole but not in part, at the option of the Issuer, on not less than 30 nor more than 60 days’ notice, at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to the date fixed for redemption, if, at any time, the Issuer shall determine that (a) in making payment under such Debt Securities in respect of principal or interest or related deferred payment it has or will or would become obligated to pay Additional Amounts, provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the original issuance of such Debt Securities or (b) the payment of interest in respect of such Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 209 of the Income and Corporation Taxes Act 1988 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being), as a result of any change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws including a decision of any court, which change or amendment becomes effective on or after the original issuance of such Debt Securities of such series; provided, however, that in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due.

5

     If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may waive any past event of default or any past default under the Indenture or the Debt Securities of this series except a default in the payment of principal of on or any installment of interest or related deferred payment on any of the Debt Securities of such series or in respect to a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

     The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of holders of Debt Securities under the Indenture; provided, that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the holder of each Outstanding Debt Security affected thereby. The Indenture also permits the holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Note shall bind every future Holder of this Global Note and of any Global Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note or such other Global Securities.

     The Depositary may surrender this Global Note or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Note or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

     The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

     All terms used in this Debt Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

6

     The Indenture and the Debt Securities and the rights and duties of the Trustee shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to the subordination provisions contained in Article Twelve of the Base Indenture and in the Debt Securities and the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by English law.

7

SCHEDULE OF PRINCIPAL AMOUNT OF INDEBTEDNESS
EVIDENCED BY THIS NOTE

     The initial principal amount of indebtedness evidenced by this Note shall be $_______. The following decreases/increases in the principal amount evidenced by this Note have been made:

Total Principal
			Amount of this	Notation Made
	Decrease in	Increase in	Global Note	by or on
	Principal Amount of	Principal Amount of	Following such	Behalf of
Date of Decrease/Increase	this Global Note	this Global Note	Decrease/Increase	Trustee

8

EXHIBIT B

[APPLICABLE LEGENDS]

FORM OF REGULATION S GLOBAL NOTE

HSBC Holdings plc

U.S.$222,042,000
7.35% SUBORDINATED NOTES
DUE NOVEMBER 27, 2032
CUSIP Number:	G4634UAU6
ISIN:	USG4634UAU63
Common Code:	020657685

     This is a Global Note in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer”, which term includes any successor Person under the 7.35% Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of up to U.S.$222,042,000.

     The Issuer, for value received, hereby promises to pay the Holder of this Global Note on November 27, 2032 or on such earlier date as this Global Note may be redeemed (“Maturity”), the principal amount hereof and to pay interest on the said principal amount from November 27, 2004 or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on May 27 and November 27 in each year (each such date, an “Interest Payment Date”), commencing May 27, 2005, at the rate of 7.35% per annum, until the principal amount hereof is paid or made available for payment; provided that, if, in accordance with the terms of the Registration Rights Agreement, neither an Exchange Offer Registration Statement nor a Shelf Registration Statement is filed with the Commission before December 3, 2005, or neither an Registered Exchange Offer is consummated nor the Shelf Registration Statement is declared effective by the Commission before December 23, 2005, the annual interest rate borne by the Notes shall be increased by 0.5% from the rate shown on the face of the Notes from and including the date on which any such registration default shall occur to but excluding the date on which all registration defaults have been cured; provided further that, if the Issuer does not pay any installment of interest on the pertinent Interest Payment Date or all or any part of principal at Maturity, the obligation to make such payment and such Interest Payment Date or Maturity, as the case may be, shall be deferred until (i) in the case of a payment of interest, the date upon which a dividend is paid on any class of share capital of the Issuer and (ii) in the case of a payment of principal, the first Business Day after the date that falls six months after the original Maturity. Failure by the Issuer to make any such payment prior to such deferred Interest Payment Date or Maturity shall not constitute a default by the Issuer or otherwise allow any Holder to sue the Issuer for such payment or to take any other action. Each payment so deferred will accrue interest at the rate of 7.35% per annum. Any payment so deferred shall not be treated as due for any purpose (including, without limitation for the purposes of ascertaining whether or not a Default has occurred) until the deferred Interest Payment Date or Maturity as the case may be.

     Payment of interest in respect of this Global Note may be made by check, or by wire transfer or transfer by any other means to an account designated in writing by the Holder of this Global Note to the Paying Agent.

     All amounts of principal of and interest and related deferred payments on this Global Note will be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by law by the Taxing Jurisdiction, the Issuer will pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of this Global Note, after such deduction or withholding, shall equal the respective amounts of principal and interest, which would have been payable in respect of this Global Note had no such deduction or withholding been required; provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder of or the owner of a beneficial interest in this Global Note is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in the United Kingdom or any political subdivision thereof or therein or otherwise has some connection or former connection with the United Kingdom or any political subdivision thereof or therein other than the holding or ownership of the Global Note, or the collection of any payment of (or in respect of) principal of and interest and related deferred payments on or the enforcement of, any Global Note, (ii) the Global Note or other means of payment of interest or related deferred payment in respect of this Global Note is presented for payment in the United Kingdom, (iii) the Global Note or other means of payment of interest or related deferred payment in respect of this Global Note is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period, (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on any interest or related deferred payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 on the taxation of saving income, or any law implementing or complying with, or introduced in order to conform to, such Directive, (v) presentation for payment of this Global Note was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding, (vi) there was a failure to comply by the Holder or the beneficial owner of this Global Note or the beneficial owner of any payment on this Global Note with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge, (vii) such tax, levy, impost, duty, charge, fee,

2

deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items.

     Whenever in this Global Note there is mentioned, in any context, the payment of any principal of or interest on this Global Note, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Upon any exchange of a part of this Global Note for Definitive Registered Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Book-Entry Depositary on the Schedule hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged.

     Reference is hereby made to the further provisions of this Global Note set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Note shall be not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc
By

Dated: December 3, 2004

3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York as Trustee
By:
Authorized Signatory

4

REVERSE OF REGULATION S GLOBAL NOTE

U.S.$222,042,000
7.35% SUBORDINATED NOTES
DUE NOVEMBER 27, 2032

     This Global Note is one of a duly authorized issue of debt securities (“Debt Securities”) issued and to be issued in one or more series under and governed by an Indenture dated as of December 10, 2002, between the Issuer and The Bank of New York, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), (the “Base Indenture”), as supplemented by a Supplemental Indenture dated as of December 3, 2004, between the Issuer and the Trustee, (the “Supplemental Indenture”; and together with the Base Indenture, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

     The rights of Holders of the Debt Securities will, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

     Under the terms of the Indenture, the Debt Securities of any series (i) are redeemable, as a whole but not in part, at the option of the Issuer, on not less than 30 nor more than 60 days’ notice, at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to the date fixed for redemption, if, at any time, the Issuer shall determine that (a) in making payment under such Debt Securities in respect of principal or interest or related deferred payment it has or will or would become obligated to pay Additional Amounts, provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the original issuance of such Debt Securities or (b) the payment of interest in respect of such Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 209 of the Income and Corporation Taxes Act 1988 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being), as a result of any change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws including a decision of any court, which change or amendment becomes effective on or after the original issuance of such Debt Securities of such series; provided, however, that in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due.

5

     If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may waive any past event of default or any past default under the Indenture or the Debt Securities of this series except a default in the payment of principal of on or any installment of interest or related deferred payment on any of the Debt Securities of such series or in respect to a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

     The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of holders of Debt Securities under the Indenture; provided, that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the holder of each Outstanding Debt Security affected thereby. The Indenture also permits the holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Note shall bind every future Holder of this Global Note and of any Global Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note or such other Global Securities.

     The Depositary may surrender this Global Note or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Note or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

     The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

     All terms used in this Debt Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

6

     The Indenture and the Debt Securities and the rights and duties of the Trustee shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to the subordination provisions contained in Article Twelve of the Base Indenture and in the Debt Securities and the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by English law.

7

SCHEDULE OF PRINCIPAL AMOUNT OF INDEBTEDNESS
EVIDENCED BY THIS NOTE

     The initial principal amount of indebtedness evidenced by this Note shall be $_______. The following decreases/increases in the principal amount evidenced by this Note have been made:

Total Principal
			Amount of this	Notation Made
	Decrease in	Increase in	Global Note	by or on
	Principal Amount of	Principal Amount of	Following such	Behalf of
Date of Decrease/Increase	this Global Note	this Global Note	Decrease/Increase	Trustee

8

EXHIBIT C

FORM OF DEFINITIVE REGISTERED SECURITY

HSBC Holdings plc

U.S.$222,042,000
7.35% SUBORDINATED NOTES
DUE NOVEMBER 27, 2032

No.___
U.S. $______

Common Code: •
ISIN: •

Issue Date:
Issue Price (for each U.S. $1,000 principal amount): U.S.$1,000

     This is a Definitive Registered Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer”, which term includes any successor Person under the 7.35% Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the principal sum of U.S.$______.

     The Issuer, for value received, hereby promises to pay ______, or its registered assigns, on November 27, 2032 or on such earlier date as this Definitive Registered Security may be redeemed (“Maturity”), the principal amount hereof and interest on the said principal amount from November 27, 2004 or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on May 27 and November 27 in each year (each such date, an “Interest Payment Date”), commencing May 27, 2005, at the rate of 7.35% per annum, until the principal amount hereof is paid or made available for payment; provided that, if, in accordance with the terms of the Registration Rights Agreement, neither an Exchange Offer Registration Statement nor a Shelf Registration Statement is filed with the Commission before December 3, 2005, or neither an Registered Exchange Offer is consummated nor the Shelf Registration Statement is declared effective by the Commission before December 23, 2005, the annual interest rate borne by the Notes shall be increased by 0.5% from the rate shown on the face of the Notes from and including the date on which any such registration default shall occur to but excluding the date on which all registration defaults have been cured; provided further that, if the Issuer does not pay any installment of interest on the pertinent Interest Payment Date or all or any part of principal at Maturity, the obligation to make such payment and such Interest Payment Date or Maturity, as the case may be, shall be deferred until (i) in the case of a payment of interest, the date upon which a dividend is paid on any class of share capital of the Issuer and (ii) in the case of a payment of principal, the first Business Day after the date that falls six months after the original Maturity. Failure by the Issuer to make any such payment prior to such deferred Interest Payment Date or Maturity shall not constitute a default by the Issuer or otherwise allow any Holder to sue the Issuer for such payment or to take any other action. Each payment so deferred will accrue interest at the rate of 7.35% per annum. Any payment so deferred shall not be treated as due for any purpose (including, without limitation for the purposes of ascertaining whether or not a Default has occurred) until the deferred Interest Payment Date or Maturity as the case may be.

     Interest in respect of this Definitive Registered Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Definitive Registered Note is registered (or to the Holders of one or more Predecessor Global Notes) at the close of business on the immediately preceding May 12 and November 12 of the relevant Interest Payment Date (the “Regular Record Date”) for such interest.

     Payment of interest, if any, in respect of this Definitive Registered Note may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register (if applicable), or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to a relevant payment date.

     Any interest in respect of this Definitive Registered Note of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder hereof on the relevant Regular Record Date by virtue of its having been such Holder; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Issuer may elect to make payment of such Defaulted Interest to the Person in whose name such Definitive Registered Note is registered (or to the Holders of one or more Predecessor Global Notes) at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

     (2) The Issuer may make payment of any Defaulted Interest on this Definitive Registered Note in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Definitive Registered Note may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     All amounts of principal of and interest and related deferred payments on this Definitive Registered Security will be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by law by the Taxing Jurisdiction, the Issuer will pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of this Definitive Registered Security, after such deduction or withholding, shall equal the respective amounts of principal and interest, which would have been payable in respect of this Definitive Registered Security had no such deduction or withholding been required; provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder of

2

or the owner of a beneficial interest in this Definitive Registered Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in the United Kingdom or any political subdivision thereof or therein or otherwise has some connection or former connection with the United Kingdom or any political subdivision thereof or therein other than the holding or ownership of the Definitive Registered Security, or the collection of any payment of (or in respect of) principal of and interest and related deferred payments on or the enforcement of, any Definitive Registered Security, (ii) the Definitive Registered Security or other means of payment of interest or related deferred payment in respect of this Definitive Registered Security is presented for payment in the United Kingdom, (iii) the Definitive Registered Security or other means of payment of interest or related deferred payment in respect of this Definitive Registered Security is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period, (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on any interest or related deferred payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 on the taxation of saving income, or any law implementing or complying with, or introduced in order to conform to, such Directive, (v) presentation for payment of this Definitive Registered Security was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding, (vi) there was a failure to comply by the Holder or the beneficial owner of this Global Note or the beneficial owner of any payment on this Global Note with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge, (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items.

     Whenever in this Definitive Registered Security there is mentioned, in any context, the payment of any principal of or interest on this Definitive Registered Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Reference is hereby made to the further provisions of this Definitive Registered Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

3

     Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Definitive Registered Security shall be not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc
By

Dated:

4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York as Trustee
By:
Authorized Signatory

5

REVERSE OF DEFINITIVE REGISTERED SECURITY

U.S.$222,042,000
7.35% SUBORDINATED NOTES
DUE NOVEMBER 27, 2032

     This Definitive Registered Security is one of a duly authorized issue of debt securities (“Debt Securities”) issued and to be issued in one or more series under and governed by an Indenture dated as of December 10, 2002, between the Issuer and The Bank of New York, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), (the “Base Indenture”), as supplemented by a Supplemental Indenture dated as of December 3, 2004, between the Issuer and the Trustee, (the “Supplemental Indenture”; and together with the Base Indenture, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

     The rights of Holders of the Debt Securities will, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

     Under the terms of the Indenture, the Debt Securities of any series (i) are redeemable, as a whole but not in part, at the option of the Issuer, on not less than 30 nor more than 60 days’ notice, at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to the date fixed for redemption, if, at any time, the Issuer shall determine that (a) in making payment under such Debt Securities in respect of principal or interest or related deferred payment it has or will or would become obligated to pay Additional Amounts, provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the original issuance of such Debt Securities or (b) the payment of interest in respect of such Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 209 of the Income and Corporation Taxes Act 1988 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being), as a result of any change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws including a decision of any court, which change or amendment becomes effective on or after the original issuance of such Debt Securities of such series; provided, however, that in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due.

6

     If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may waive any past event of default or any past default under the Indenture or the Debt Securities of this series except a default in the payment of principal of on or any installment of interest or related deferred payment on any of the Debt Securities of such series or in respect to a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

     The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of holders of Debt Securities under the Indenture; provided, that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the holder of each Outstanding Debt Security affected thereby. The Indenture also permits the holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Definitive Registered Security shall bind every future Holder of this Definitive Registered Security and of any Definitive Registered Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Definitive Registered Security or such other Global Securities.

     The Depositary may surrender this Definitive Registered Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Definitive Registered Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

     The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

     All terms used in this Debt Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

7

     The Indenture and the Debt Securities and the rights and duties of the Trustee shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to the subordination provisions contained in Article Twelve of the Base Indenture and in the Debt Securities and the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by English law.

8

TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

(Insert transferee’s social security or tax ID number)

(Print or type transferee’s name, address and zip code)

and irrevocably appoint

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Signature:
(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

9

EXHIBIT D

FORM OF UNRESTRICTED GLOBAL NOTE

HSBC Holdings plc

U.S.$222,042,000
7.35% SUBORDINATED NOTES
DUE NOVEMBER 27, 2032
CUSIP Number:	404280AE9
ISIN:	US404280AE90

     This is a Global Note in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer”, which term includes any successor Person under the 7.35% Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of up to U.S.$222,042,000.

     The Issuer, for value received, hereby promises to pay the Holder of this Global Note on November 27, 2032 or on such earlier date as this Global Note may be redeemed (“Maturity”), the principal amount hereof and to pay interest on the said principal amount from November 27, 2004 or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on May 27 and November 27 in each year (each such date, an “Interest Payment Date”), commencing May 27, 2005, at the rate of 7.35% per annum, until the principal amount hereof is paid or made available for payment; provided that, if the Issuer does not pay any installment of interest on the pertinent Interest Payment Date or all or any part of principal at Maturity, the obligation to make such payment and such Interest Payment Date or Maturity, as the case may be, shall be deferred until (i) in the case of a payment of interest, the date upon which a dividend is paid on any class of share capital of the Issuer and (ii) in the case of a payment of principal, the first Business Day after the date that falls six months after the original Maturity. Failure by the Issuer to make any such payment prior to such deferred Interest Payment Date or Maturity shall not constitute a default by the Issuer or otherwise allow any Holder to sue the Issuer for such payment or to take any other action. Each payment so deferred will accrue interest at the rate of 7.35% per annum. Any payment so deferred shall not be treated as due for any purpose (including, without limitation for the purposes of ascertaining whether or not a Default has occurred) until the deferred Interest Payment Date or Maturity as the case may be.

     Payment of interest in respect of this Global Note may be made by check, or by wire transfer or transfer by any other means to an account designated in writing by the Holder of this Global Note to the Paying Agent.

     All amounts of principal of and interest and related deferred payments on this Global Note will be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by law by the Taxing Jurisdiction, the Issuer will pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of this Global Note, after such deduction or withholding, shall equal the respective amounts of principal and interest, which would have been payable in respect of this Global Note had no such deduction or withholding been required; provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder of or the owner of a beneficial interest in this Global Note is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in the United Kingdom or any political subdivision thereof or therein or otherwise has some connection or former connection with the United Kingdom or any political subdivision thereof or therein other than the holding or ownership of the Global Note, or the collection of any payment of (or in respect of) principal of and interest and related deferred payments on or the enforcement of, any Global Note, (ii) the Global Note or other means of payment of interest or related deferred payment in respect of this Global Note is presented for payment in the United Kingdom, (iii) the Global Note or other means of payment of interest or related deferred payment in respect of this Global Note is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period, (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on any interest or related deferred payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 on the taxation of saving income, or any law implementing or complying with, or introduced in order to conform to, such Directive, (v) presentation for payment of this Global Note was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding, (vi) there was a failure to comply by the Holder or the beneficial owner of this Global Note or the beneficial owner of any payment on this Global Note with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge, (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items.

     Whenever in this Global Note there is mentioned, in any context, the payment of any principal of or interest on this Global Note, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

2

     Upon any exchange of a part of this Global Note for Definitive Registered Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Book-Entry Depositary on the Schedule hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged.

     Reference is hereby made to the further provisions of this Global Note set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Note shall be not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc
By

Dated:

3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York as Trustee
By:
Authorized Signatory

4

REVERSE OF UNRESTRICTED GLOBAL NOTE

U.S.$222,042,000
7.35% SUBORDINATED NOTES
DUE NOVEMBER 27, 2032

     This Global Note is one of a duly authorized issue of debt securities (“Debt Securities”) issued and to be issued in one or more series under and governed by an Indenture dated as of December 10, 2002, between the Issuer and The Bank of New York, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), (the “Base Indenture”), as supplemented by a Supplemental Indenture dated as of December 3, 2004, between the Issuer and the Trustee, (the “Supplemental Indenture”; and together with the Base Indenture, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

     The rights of Holders of the Debt Securities will, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

     Under the terms of the Indenture, the Debt Securities of any series (i) are redeemable, as a whole but not in part, at the option of the Issuer, on not less than 30 nor more than 60 days’ notice, at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to the date fixed for redemption, if, at any time, the Issuer shall determine that (a) in making payment under such Debt Securities in respect of principal or interest or related deferred payment it has or will or would become obligated to pay Additional Amounts, provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the original issuance of such Debt Securities or (b) the payment of interest in respect of such Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 209 of the Income and Corporation Taxes Act 1988 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being), as a result of any change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws including a decision of any court, which change or amendment becomes effective on or after the original issuance of such Debt Securities of such series; provided, however, that in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due.

5

     If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may waive any past event of default or any past default under the Indenture or the Debt Securities of this series except a default in the payment of principal of on or any installment of interest or related deferred payment on any of the Debt Securities of such series or in respect to a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

     The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of holders of Debt Securities under the Indenture; provided, that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the holder of each Outstanding Debt Security affected thereby. The Indenture also permits the holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Note shall bind every future Holder of this Global Note and of any Global Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note or such other Global Securities.

     The Depositary may surrender this Global Note or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Note or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

     The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

     All terms used in this Debt Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

6

     The Indenture and the Debt Securities and the rights and duties of the Trustee shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to the subordination provisions contained in Article Twelve of the Base Indenture and in the Debt Securities and the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by English law.

7

SCHEDULE OF PRINCIPAL AMOUNT OF INDEBTEDNESS
EVIDENCED BY THIS NOTE

The initial principal amount of indebtedness evidenced by this Note shall be $_______. The following decreases/increases in the principal amount evidenced by this Note have been made:

Total Principal
			Amount of this	Notation Made
	Decrease in	Increase in	Global Note	by or on
	Principal Amount of	Principal Amount of	Following such	Behalf of
Date of Decrease/Increase	this Global Note	this Global Note	Decrease/Increase	Trustee

8

EXHIBIT E

FORM OF CERTIFICATE TO BE DELIVERED IN
CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

[The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention: Corporate Trust Administration]

Re: HSBC Holdings plc (the “Company”)
7.35 % Subordinated Notes due 2032 (the “Notes”)

Ladies and Gentlemen:

     In connection with our proposed sale of $______ principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933 and, accordingly, we represent that:

     (1) the offer of the Notes was not made to a person in the United States;

     (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

     (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours, [Name of Transferor]
By
Authorized Signature